EXHIBIT 99.2

           Certification Pursuant to 18 U.S.C. Section 1350, As Adopted
             Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

I,  Thomas  Seifert,  the Chief  Financial  Officer of iDial  Networks,  Inc.  (the
"Company"),  certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18
U.S.C. Section 1350, that to the best of my knowledge:

(1)   the  Quarterly  Report on Form 10-QSB of the  Company for the fiscal  quarter ended June 30, 2002 (the "Report")  fully complies with the  requirements  of
      Section 13 (a) or 15 (d) of the  Securities  Exchange  Act of 1934 (15 U.S.C.
      78m or 78o(d)); and

(2)   the  information  contained in the Report  fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

Dated: August 9, 2002

                                          /s/Thomas Seifert
                                          Name: Thomas Seifert
                                          Title: Chief Financial Officer